REVENUES (Tables)	9 Months Ended
Sep. 30, 2025
Notes and other explanatory information [abstract]
SCHEDULE OF REVENUE FROM SERVICES

Revenue streams:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Precision metal parts:
Revenues from sales of precision metal parts	1,335	1,418	3,668	3,649
Smart Carts:
Revenues from smart carts project	212	154	586	308
Total	1,547	1,572	4,254	3,957

On September 3, 2025, we announced that we secured an initial order for 5,000 next-generation Cust2Mate 3.0 Smart Carts from Yochananof. The value of the order exceeds $55,000. The order of the smart carts is expected to be completed by the end of 2026. In addition, both companies have entered into a data, retail media and digital services agreement.